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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      December 10, 2002                                         0-24464
------------------------------------------------     ------------------------
Date of Report (Date of Earliest Event Reported)     (Commission File Number)



                               The Cronos Group
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Luxembourg                                  Not Applicable
----------------------------------------       --------------------------------
(State of incorporation or organization)       (IRS Employer Identification No.)


           16, Allee Marconi, Boite Postale 260, L-2120 Luxembourg
         ------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                                 (352) 453145
                            ----------------------
             (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On December 10, 2002, the Registrant's Board of Directors declared a quarterly dividend of 2 cents per common share, to be paid January 9, 2003, to shareholders of record as of December 23, 2002, and authorized the repurchase of up to 200,000 of the Registrant's common shares. Repurchases of common shares shall be limited to "block" purchases, as defined by SEC Rule 10b-18 (generally, purchases of 2,000 shares or more) and will be made in the open market, at times and prices considered appropriate by the Registrant, until December 10, 2003. Depending upon market conditions and other factors, share repurchases may be commenced or suspended at any time or from time-to-time, without prior notice. As of December 1, 2002, the Registrant had 7,364,580 common shares outstanding.

        The Registrant is a Luxembourg holding company. Under Luxembourg law and the Articles of Incorporation of the Registrant, a dividend on the Registrant's outstanding common shares may not be declared during the first quarter of any year unless a meeting of shareholders is held during the first quarter and the shareholders approve the financial statements of the Registrant for the prior calendar year. Because the Registrant's annual meeting of shareholders is scheduled to be held during the second calendar quarter of 2003, the Registrant's Board of Directors, on December 10, 2002, also declared a quarterly dividend of 2 cents per common share for the first calendar quarter of 2003, payable April 17, 2003 to shareholders of record as of March 28, 2003.

        The Board of Directors of the Registrant directed that a press release be published announcing the two quarterly dividends and the common share repurchase program, a copy of which is filed as an exhibit to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        Exhibit 99.1 - Press Release of Registrant, dated December 10, 2002, announcing the Registrant's declaration of two quarterly dividends and authorization of common share repurchase program.



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                THE CRONOS GROUP

                                                By /s/ Elinor A. Wexler
                                                   --------------------
                                                       Elinor A. Wexler
                                                       Assistant Secretary

        Date:  December 10, 2002

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                                EXHIBIT INDEX


Exhibit 99.1 Press Release of Registrant, dated December 10, 2002, announcing the Registrant's declaration of two quarterly dividends and authorization of common share repurchase program.